UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50368	26-1631624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

(937) 382-5591

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2024, Air Transport Services Group, Inc. (“ATSG”) filed a Form 8-K to report certain transactions with Amazon.com, Inc. (“Amazon”) and Amazon.com Services LLC (“ASL”). At the time ATSG filed the Form 8-K, certain exhibits were not available for filing. ATSG is filing this Amendment No. 1 to Form 8-K to include those exhibits.

On May 6, 2024, ATSG, through its subsidiary, Airborne Global Solutions, Inc., entered into a Third Amended and Restated Air Transportation Services Agreement (the “3rd A&R ATSA”) with ASL, a subsidiary of Amazon, effective on May 6, 2024, pursuant to which ATSG, through its subsidiary air carriers, will sublease and operate 10 additional Boeing 767 freighter aircraft to be provided by ASL, with the potential to add up to 10 additional Boeing 767 freighter aircraft. ATSG’s subsidiary air carriers are scheduled to begin operating the first of those 10 aircraft in June of this year with the remaining aircraft being delivered through November of this year. The initial term of the 3rd A&R ATSA runs through May 6, 2029, and may be extended by the parties for an additional five years subject to mutual agreement. ATSG, through its subsidiary, Cargo Aircraft Management, Inc., currently leases 30 Boeing 767 converted freighter aircraft to ASL, each of which is operated by ATSG’s subsidiary air carriers in the Amazon Air network, along with an additional 11 Boeing 767 freighters that have been provided by ASL.

In recognition of the parties’ expanded commercial arrangements under, and in connection with the parties’ entry into, the 3rd A&R ATSA, ATSG and Amazon also entered into the other agreements and amendments described in this Item 1.01.

ATSG and Amazon are parties to that certain Investment Agreement, dated March 8, 2016 (as previously amended, the “2016 Investment Agreement”). On May 6, 2024, ATSG and Amazon entered into that certain Amendment to 2016 Investment Agreement and Participation Notice and Acknowledgement (the “2016 Investment Agreement Amendment”), which further amended the 2016 Investment Agreement such that, if ATSG initiates a program to repurchase its common stock and, pursuant to Amazon’s corresponding right under the 2016 Investment Agreement, Amazon elects to sell shares of ATSG common stock to ATSG, the 2016 Investment Agreement Amendment provides that the sale price shall be the volume weighted average price of ATSG’s common stock (“VWAP”) for the 30 trading days preceding ATSG’s notice to Amazon of such repurchase program. Any such sale election by Amazon (which election creates an obligation for ATSG to purchase the shares of ATSG’s common stock designated by Amazon) is limited to the volume of ATSG common stock that would reduce Amazon’s beneficial ownership of ATSG common stock to 19.5% of the then issued and outstanding amount.

ATSG and Amazon are parties to that certain Investment Agreement, dated December 20, 2018 (the “2018 Investment Agreement”). On May 6, 2024, ATSG and Amazon entered into that certain Supplement and Amendment to 2018 Investment Agreement (the “2018 Investment Agreement Amendment”), which provides for (i) ATSG to issue to Amazon the 2024 Subsequent Warrant (as defined below) concurrent with the entry into the 3rd A&R ATSA, (ii) ATSG to issue to Amazon the Third Subsequent Warrant (as defined below) in the future, and (iii) additional modifications to the 2018 Investment Agreement, including those regarding updated representations by ATSG, the termination of the 2018 Investment Agreement and underlying warrants in the event a prohibitive legal order is entered, confidentiality, and a provision providing for the right of Amazon to sell shares of ATSG common stock to ATSG in the event that ATSG initiates a program to repurchase its common stock.

In connection with the entry into the 2016 Investment Agreement, ATSG and Amazon entered into that certain Stockholders Agreement on March 8, 2016, and, in connection with the entry into the 2018 Investment Agreement, ATSG and Amazon entered into that certain Amended and Restated Stockholders Agreement on December 20, 2018 (collectively, the “Stockholders Agreement”). On May 6, 2024, ATSG and Amazon entered into that certain Second Amended and Restated Stockholders Agreement (the “2nd A&R Stockholder Agreement”), which prohibits Amazon (including any person or entity whose beneficial ownership of the shares of ATSG common stock may be aggregated for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended, and any other applicable U.S. Securities and Exchange Commission regulations (collectively, the “Attribution Parties”)) from acquiring shares of ATSG common stock (including through the exercise of warrants) to the extent such acquisition would result in Amazon and its Attribution Parties collectively holding more than 39.999% of the issued and outstanding shares of ATSG common stock (the “Ownership Limit”). Unexercised warrants and other convertible securities are excluded from the Ownership Limit determination. If Amazon exceeds the Ownership Limit due to no affirmative action by Amazon (including as a result of ATSG’s repurchases of its common stock), then Amazon shall not be in breach of the Ownership Limit. The Ownership Limit shall not apply to any acquisition proposal permitted to be made by Amazon under the 2nd A&R Stockholders Agreement or any change of control transaction. The Ownership Limit shall expire upon the earlier of the termination of the 2nd A&R Stockholders Agreement and the end of the period during which Amazon beneficially owns at least 10.0% of the shares of ATSG common stock (measured on a fully diluted basis).

On December 20, 2018, ATSG and Amazon entered into that certain warrant to purchase up to 14,801,369 shares of ATSG common stock (the “Warrant-C”). The Warrant-C had an initial term of seven years (subject to extension if regulatory approvals, exemptions, authorizations, consents or clearances have not been obtained by such date), an exercise price of $21.53 per share of ATSG common stock, and is fully vested. On May 6, 2024, ATSG and Amazon entered into that certain amended and restated Warrant-C (the “A&R

Warrant-C”), which extended the term of the warrant to December 20, 2029. The A&R Warrant-C does not modify the number of shares of ATSG common stock subject to exercise, the exercise price, or the prior vesting thereof.

On May 29, 2020, ATSG and Amazon entered into that certain warrant to purchase up to 7,014,804 shares of ATSG common stock (the “2020 Subsequent Warrant”). The 2020 Subsequent Warrant had an initial term of seven years (subject to extension if regulatory approvals, exemptions, authorizations, consents or clearances have not been obtained by such date), an exercise price of $20.40 per share of ATSG common stock, and is fully vested. On May 6, 2024, ATSG and Amazon entered into that certain amended and restated 2020 Subsequent Warrant (the “A&R 2020 Subsequent Warrant”), which extended the term of the warrant to December 20, 2029. The A&R 2020 Subsequent Warrant does not modify the number of shares of ATSG common stock subject to exercise, the exercise price, or the prior vesting thereof.

On May 6, 2024, ATSG and Amazon entered into that certain warrant to purchase up to 2,915,000 shares of ATSG common stock (the “2024 Subsequent Warrant”). The 2024 Subsequent Warrant vests in four equal tranches of 728,750 shares of ATSG common stock on its issue date and each of the first three anniversaries thereof; provided that, for each of the second, third and fourth tranches, Amazon has compensated ATSG for a certain number of flight hours in a specified period immediately preceding such anniversary. The 2024 Subsequent Warrant has a term of seven years (subject to extension if regulatory approvals, exemptions, authorizations, consents or clearances have not been obtained by such date), and the exercise price is $12.9658 per share of ATSG common stock (i.e., the VWAP for the 30 trading days preceding the warrant issue date). As partial consideration for the 3rd A&R ATSA, the 2024 Subsequent Warrant was issued to replace Amazon’s prior warrant right under the 2018 Investment Agreement to earn up to 2,915,000 shares of ATSG common stock upon Amazon leasing up to five cargo aircraft from ATSG before January 2026.

On May 6, 2024, as part of the 2018 Investment Agreement Amendment, ATSG and Amazon agreed upon the form of the warrant to be issued to purchase up to 2,915,000 shares of ATSG common stock (the “Third Subsequent Warrant”). The Third Subsequent Warrant will be issued by ATSG upon the earlier of the first anniversary of the 3rd A&R ATSA and the date upon which ATSG begins providing services to Amazon with the 10th aircraft to be placed into service by Amazon pursuant to the 3rd A&R ATSA (the “10th Incremental Aircraft”). The Third Subsequent Warrant will vest in (i) one tranche of 291,500 shares of ATSG common stock upon Amazon’s entry into each aircraft lease extension with ATSG for at least three years, and (ii) four equal tranches of 72,875 shares of ATSG common stock upon each placement by Amazon of additional aircraft into service with ATSG (i.e., aircraft beyond the 10th Incremental Aircraft, up to a maximum of 10 additional aircraft), with the first tranche vesting with the placement of the aircraft into service and the remaining tranches vesting on each of the first three anniversaries thereof; provided that, for each of the second, third and fourth tranches, Amazon has compensated ATSG for a certain number of flight hours in a specified period immediately preceding such anniversary plus a certain number of flight hours per additional aircraft placed into service during such specified period. The Third Subsequent Warrant will have a term of seven years (subject to extension if regulatory approvals, exemptions, authorizations, consents, or clearances have not been obtained by such date), and the exercise price per share of ATSG common stock will be the VWAP for the 30 trading days preceding the warrant issue date.

The foregoing descriptions of the 2016 Investment Agreement Amendment, the 2018 Investment Agreement Amendment, the Second Amended and Restated Stockholders Agreement, the A&R Warrant-C, the A&R 2020 Subsequent Warrant, the 2024 Subsequent Warrant, and the form of the Third Subsequent Warrant (collectively, the “Filed Documents”) are not complete and are qualified in their entirety by reference to the full text of each of the copies of which are filed herewith as Exhibits 10.1 through 10.7, respectively, and are incorporated herein by reference. The Filed Documents are attached to provide investors with information regarding their terms. The Filed Documents are not intended to provide any other factual or disclosure information about the parties thereto. The Filed Documents contain representations, warranties, and covenants by the parties thereto, and those representations, warranties, and covenants may apply standards of materiality in a way that is different from what may be viewed as material to investors. In addition, investors are not third-party beneficiaries under the Filed Documents. Accordingly, investors should not rely on the representations, warranties, and covenants in the Filed Documents, or any description thereof, as characterizations of the actual state of facts or the parties’ condition. Investors should review the Filed Documents, or any descriptions thereof, not in isolation, but only in conjunction with the other information about ATSG that it includes in reports, statements, and other filings ATSG makes with the U.S. Securities and Exchange Commission.

Item 3.02	Unregistered Sales of Equity Securities.

Refer to the disclosures included in Item 1.01 of this Form 8-K.

The offer and issuance of the A&R Warrant-C, the A&R 2020 Subsequent Warrant, the 2024 Subsequent Warrant and the Third Subsequent Warrant (collectively, the “Warrants”), and the shares of ATSG common stock issuable upon exercise of the Warrants (the “Warrant Shares”) have not been registered and will not be registered under the Securities Act of 1933 (as amended, the “Securities Act”) in reliance upon the exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) of the Securities Act. ATSG did not engage in a general solicitation or advertising in connection with the Warrants. Amazon has represented to ATSG that it is acquiring the Warrants and the Warrant Shares for investment purposes only and with no present intention to distribute them to any person in violation of the Securities Act or any applicable state securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to 2016 Investment Agreement and Participation Notice and Acknowledgement, dated May 6, 2024, by and between Air Transport Services Group, Inc. and Amazon.com, Inc.

10.2 +	Supplement and Amendment to 2018 Investment Agreement, dated May 6, 2024, by and between Air Transport Services Group, Inc. and Amazon.com, Inc.

10.3 +	Second Amended and Restated Stockholders Agreement, dated May 6, 2024, by and between Air Transport Services Group, Inc. and Amazon.com, Inc.

10.4 +	Amended and Restated Warrant to Purchase Common Stock by and between Air Transport Services Group, Inc. and Amazon.com, Inc. (for 14,801,369 shares); Original Issue Date: December 20, 2018; Amendment and Restatement Date: May 6, 2024 (the “A&R Warrant-C”).

10.5 +	Amended and Restated Warrant to Purchase Common Stock by and between Air Transport Services Group, Inc. and Amazon.com, Inc. (for 7,014,804 shares); Original Issue Date: May 29, 2020; Amendment and Restatement Date: May 6, 2024 (the “A&R 2020 Subsequent Warrant”).

10.6 +	Amended and Restated Warrant to Purchase Common Stock by and between Air Transport Services Group, Inc. and Amazon.com, Inc. (for 2,915,000 shares); Issue Date: May 6, 2024 (the “2024 Subsequent Warrant”).

10.7 +	Form of Amended and Restated Warrant to Purchase Common Stock by and between Air Transport Services Group, Inc. and Amazon.com, Inc. (for 2,915,000 shares) (the “Third Subsequent Warrant”).

99.1	Press release issued by Air Transport Services Group, Inc. on May 6, 2024, relating to transactions with Amazon.com, Inc. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on May 7, 2024).

+	Certain terms in this exhibit have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 10, 2024